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                     FIVE ARROWS SHORT-TERM INVESTMENT TRUST

                       SUPPLEMENT DATED SEPTEMBER 22, 1998
 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998

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The following updates the Prospectuses and Statement of Additional Information
dated May 1, 1998 for Five Arrows Shares and Five Arrows Service Shares of Five Arrows Short-Term Investment Trust (the "Trust"). Statements in the attached prospectus or Statement of Additional Information describing the Trust's name, the names of the classes of the shares of each series of the Trust (a "Fund") and the Funds' investment advisory and distribution arrangements should be deemed to have been modified in light of the information in this supplement.

NAME CHANGES
The name of the Trust is changed to SSgA International Liquidity Fund. The name of the Five Arrows Shares class is changed to Global Shares; the name of the Five Arrows Service Shares class is changed to Global Service Shares.

INVESTMENT ADVISORY ARRANGEMENTS

State Street Bank and Trust Company ("State Street" or the "Investment Adviser"), 225 Franklin Street, Boston, MA 02110, through its division State Street Global Advisors, furnishes investment services to the series (each a "Portfolio") of International Currency Fund (the "Portfolio Trust") in which the Funds invest all their investable assets and manages the Portfolios' investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. In consideration for its services to the Portfolios, the Portfolio Trust has agreed to pay the Investment Adviser an annual advisory fee with respect to each Portfolio. The advisory fee for each Portfolio is calculated daily and payable monthly at an annual rate of up to .25% of average daily net assets. The Advisory Agreement will continue from year to year with respect to a Portfolio provided that a majority of the Trustees who are not interested persons of the Portfolio Trust and either a majority of all Trustees or a majority of the shareholders of the Portfolio approve its continuance. The Advisory Agreement with respect to a Portfolio may be terminated by the Investment Adviser or the Portfolio without penalty upon sixty days' notice and will terminate automatically upon its assignment.


State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street Global Advisors is a wholly owned subsidiary of State Street Corporation a publicly held bank holding company. State Street, with over $430 billion (US) under management as of August 10, 1998, provides complete global investment management


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services from offices in Atlanta; Boston; Brussels; Clearwater, Florida; Dubai;
Geneva; Hong Kong; London; Prague; Minneapolis; Montpellier; Montreal; Munich; Paris; San Francisco; Santiago; Sydney; Tokyo; Toronto; Vienna; and Zurich.

The Glass-Steagall Act prohibits a depository state chartered bank such as the Investment Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. Any activities of the Investment Adviser in informing its customers of the Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Investment Adviser has been advised by its counsel that its activities in connection with the the Trust, the Funds, the Portfolio Trust and the Portfolios are consistent with its statutory and regulatory obligations. The shares offered by this Prospectus are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Investment Adviser from continuing to perform all or a part of the above services for its customers and/or the Portfolio Trust. If the Investment Adviser were prohibited from serving the Portfolio Trust in any of its present capacities, the Board of Trustees of the Portfolio Trust would seek an alternative provider(s) of such services. In such event, changes in the operation of the Portfolio Trust may occur. It is not expected by the Investment Adviser that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Under State Street Global Advisors' Code of Ethics, State Street Global Advisors' employees in Boston (where investment management operations are conducted) who are deemed to have access to management information are only permitted to engage in personal securities transactions which do not involve securities which the Investment Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Investment Adviser.

Rothschild International Asset Management Limited ("RIAM" or the "Sub-Adviser") serves as sub-adviser to the Portfolios pursuant to a Sub-Advisory Agreement between State Street and RIAM and manages the Portfolios' investments and affairs subject to the supervision of the Trustees of the Portfolio Trust and of the Investment Adviser. The Sub-Adviser is a British corporation which was organized in 1975 and is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended. RIAM is an indirect, subsidiary of Rothschild Concordia AG of Zug, Switzerland, a holding company whose subsidiaries manage approximately $28.5 billion in asset, spread across equities, bond and currencies. For the services provided by RIAM under the Sub-Advisory Agreement, State Street will pay RIAM an advisory fee with respect to each Portfolio payable monthly at an annual rate of .05% of the Portfolio's average daily net assets.


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The Sub-Advisory Agreement will continue from year to year with respect to a
Portfolio provided that a majority of the Trustees who are not interested persons of the Portfolio Trust and either a majority of all Trustees or a majority of the shareholders of the Portfolio approve its continuance. The Sub-Advisory Agreement with respect to a Portfolio may be terminated by the Investment Adviser or the Portfolio without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Sub-Adviser has a Code of Ethics governing personal securities transactions of certain of its employees which limits the ability of such employees to engage in transactions involving securities which the Sub-Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Sub-Adviser.


DISTRIBUTION  ARRANGEMENTS
Pursuant to a Distribution Agreement with the Trust, shares of the Funds are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), One International Place, Boston, Massachusetts 02110, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity.


The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Trust distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of a Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including the Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the Trust may also enter into agreements ("Service Agreements") with financial institutions, which may include the Investment Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Trust; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services


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as the customers may request in connection with the Trust, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Trust, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of a Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

Payments to the Distributor, as well as payments to Service Organizations from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.